POWER OF ATTORNEY

Each of the undersigned constitutes Brian Muench, Stewart W. Gregg, and Erik T. Nelson, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, any registration statement on Form N-14 relating to (a) the merger of AZL MVP Fusion Balanced Fund into AZL Fusion Balanced Fund, both series of the Allianz Variable Insurance Products Fund of Funds Trust, and (b) the merger of AZL MVP Fusion Moderate Fund into AZL Fusion Moderate Fund, both series of the Allianz Variable Insurance Products Fund of Funds Trust, and any and all amendments thereto, of the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 5th day of December, 2012.

/s/ Peter Burnim
Peter R. Burnim

/s/ Robert DeChellis
Robert DeChellis

/s/ Peggy Ettestad
Peggy L. Ettestad

/s/ Roger Gelfenbien
Roger A. Gelfenbien

/s/ Claire Leonardi
Claire R. Leonardi

/s/ Dickson Lewis
Dickson W. Lewis

/s/ Peter McClean
Peter W. McClean

/s/ Arthur Reeds
Arthur C. Reeds III

POWER OF ATTORNEY

The undersigned constitutes Stewart W. Gregg and Erik T. Nelson, individually, as his true and lawful attorney, with full power to sign for him, in his name and in his capacity as a trustee, any registration statement on Form N-14 relating to (a) the merger of AZL MVP Fusion Balanced Fund into AZL Fusion Balanced Fund, both series of the Allianz Variable Insurance Products Fund of Funds Trust, and (b) the merger of AZL MVP Fusion Moderate Fund into AZL Fusion Moderate Fund, both series of the Allianz Variable Insurance Products Fund of Funds Trust, and any and all amendments thereto, of the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 5th day of December, 2012.

/s/ Brian Muench
Brian Muench, President